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                                                                    EXHIBIT 10.5

                               FIRST AMENDMENT TO LEASE

     The parties hereto agree to amend the lease by and between TAMMY DEVELOPMENT COMPANY (Landlord) and CHATTEM, INC. (Tenant), for the following described space commonly known as approximately 9,6000 square feet located in Phase I, SOUTH BROAD STREET CENTER, CHATTANOOGA, TN as follows:

1. ARTICLE 1, SECTION 1. -PREMISES The square footage of the premises is hereby increased to 35,200 square feet.

2. ARTICLE 2, SECTION 1. -MINIMUM RENT The minimum rent during the remaining term of the Lease is hereby modified as follows:

     (i) Commencing DECEMBER 1, 1996 and terminating JANUARY 31, 1998, an annual rent of ONE HUNDRED THIRTEEN THOUSAND ONE HUNDRED TWENTY AND 00/100 ($113,120.00) DOLLARS, payable in equal monthly installments of NINE THOUSAND FOUR HUNDRED TWENTY-SIX AND 67/100 ($9,426.67) DOLLARS.

     (ii) Commencing on FEBRUARY 1, 1998 and terminating NOVEMBER 30, 1999, an annual rent of ONE HUNDRED FOURTEEN THOUSAND FIVE HUNDRED SIXTY AND 00/100 ($114,560.00) DOLLARS, payable in equal monthly installments of NINE THOUSAND FIVE HUNDRED FORTY-SIX AND 67/100 ($9,546.67) DOLLARS.

     (iii) Commencing DECEMBER 1, 1999 and terminating JANUARY 31, 2001, an annual rent of ONE HUNDRED EIGHTEEN THOUSAND FOUR HUNDRED
            AND 00/100 ($118,400.00) DOLLARS, payable in equal monthly installments of NINE THOUSAND EIGHT HUNDRED SIXTY-SIX AND 67/100 ($9,866.67) DOLLARS.

3. ARTICLE 3, SECTION 1. -REAL ESTATE TAXES AND INSURANCE PREMIUMS The Tenant's proportionate share of base year Real Estate Taxes and Insurance Premiums will be increased to amounts equal to 70.96 percent (%) of the 1995 Taxes & Premiums paid by the Landlord for the whole building.

4. ARTICLE 3, SECTION 2. -PROPORTIONATE SHARE Tenant's proportionate share of any increases under Section 1 above shall be deemed to be 70.96 percent (%).

All other terms and conditions contained in the current lease shall remain the same.

Date:      12-2-96                               Date:      11/26/96
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LANDLORD:                                        TENANT:
TAMMY DEVELOPMENT CO.                            CHATTEM, INC.

By:  Jim Hudson                                  By: Robert E. Bosworth
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Title:  Partner                                  Title: EVP - CFO
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